Exhibit 11.1

Consent of Independent Auditors

We consent to the use of our report dated April 29, 2019, in Amendment No. 2 to the Regulation A Offering Statement (Form 1-A No. 024-11004) of Knightscope, Inc.

/s/ Ernst & Young LLP

San Francisco, California
July 16, 2019